Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File Nos.: 333-200831 and 333-290830

BAILLIE GIFFORD FUNDS

AND

BAILLIE GIFFORD ETF TRUST

Supplement dated July 30, 2026, to (A) the Prospectus and Statement of Additional Information of Baillie Gifford ETF Trust (“ETF Trust”), with respect to Baillie Gifford Emerging Markets ETF (the “EM ETF”), dated June 1, 2026 and (B) the Prospectus and Statement of Additional Information of Baillie Gifford Funds (“BGF”) (each of ETF Trust and BGF, a “Trust” and collectively, the “Trusts”), with respect to Baillie Gifford Emerging Markets Equities Fund (the “EM Mutual Fund”) (each of EM ETF and EM Mutual Fund, a “Fund” and collectively, the “Funds”), dated April 30, 2026, as amended or revised

This Supplement updates and supersedes any contrary information contained in the applicable
Prospectus and Statement of Additional Information.

At a meeting held on July 30, 2026, the Board of Trustees of each Fund approved proposals to reclassify each Fund from “diversified” to “non-diversified,” under Section 5(b) of the Investment Company Act of 1940, as amended. Each proposal is subject to approval by the shareholders of that Fund at a special shareholder meeting expected to be held in October 2026 (each, a “Meeting” and together, the “Meetings”). Proxy materials describing the proposals and the rationale for the proposals are expected to be sent to shareholders of each Fund in early September 2026. No assurance can be given that shareholder approval will be obtained for either proposal, in which case a Fund would be expected to continue to operate as a “diversified” fund.

Generally, a non-diversified fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers would adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund.

If approved by shareholders, each Fund currently anticipates that its reclassification would take effect as soon as practicable following the Meetings, after which time the Fund’s Prospectus and Statement of Additional Information will be updated to reflect the Fund’s non-diversified status and the risks related to operating as a non-diversified fund.

This Supplement provides new and additional information beyond that contained in the applicable Prospectus and Statement of Additional Information and should be read in conjunction with those documents.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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